UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 8, 2009
Coeur d’Alene Mines Corporation
(Exact name of registrant as specified in its charter)
IDAHO
(State or other jurisdiction
of incorporation or organization)
1-8641
(Commission File Number)
82-0109423
(IRS Employer Identification No.)
505 Front Ave., P.O. Box “I”
Coeur d’Alene, Idaho, 83816
(Address of Principal Executive Offices)
(208) 667-3511
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.
     Pursuant to privately-negotiated agreements dated June 8, 2009, Coeur d’Alene Mines Corporation (the “Company”) agreed to exchange $15,916,000 aggregate principal amount of its 1.25% Convertible Senior Notes due 2024 (the “2024 Notes”) and $8,475,000 of its 3.25% Convertible Senior Notes due 2028 (the “2028 Notes” and, with the 2024 Notes, the “Notes”) for a number of shares of its common stock, par value $0.01 (the “Common Stock”) calculated as set forth below. The Company initially will issue 1,505,211 shares of Common Stock (the “Initial Shares”) in connection with such agreements.
     In connection with the exchange of the 2024 Notes, the Company will issue an additional number of shares equal to the excess over 1,062,981 of the number of shares of Common Stock equal to (a) (i) $14,284,610, plus 100% of the accrued and unpaid interest on the 2024 Notes through June 8, 2009, divided by (ii) 97%, divided by (b) the lesser of (i) $13.93 and (ii) the arithmetic mean of the volume-weighted average price for the Company’s Common Stock for each of the ten consecutive trading days commencing the day after the Initial 2024 Shares are issued.
     In connection with the exchange of the 2028 Notes, the Company will issue an additional number of shares equal to the excess over 442,230 of the number of shares of Common Stock equal to (a) (i) $5,911,312.50, plus 100% of the accrued and unpaid interest on such 2028 Notes through June 8, 2009, divided by (ii) 97%, divided by (b) the lesser of (i) $13.93 and (ii) the arithmetic mean of the volume-weighted average price for the Company’s Common Stock for each of the ten consecutive trading days commencing the day after the Initial 2028 Shares are issued.
     The Company expects the Initial Shares to be issued on or about June 12 and any additional shares to be issued on or about June 23.
     Pursuant to an additional privately-negotiated agreement dated June 8, 2009, the Company agreed to exchange $9,000,000 of its 3.25% Convertible Senior Notes due 2028 for an aggregate number of shares of its Common Stock equal to (a) $6,210,000, plus 100% of the accrued and unpaid interest on such notes, divided by (b) (i) the arithmetic mean of the volume-weighted average price for the Company’s Common Stock for each day between June 9, 2009 and June 15, 2009 (ii) divided by 1.05. The Company expects these shares to be issued on or about June 17.
     The Company will issue all shares pursuant to the exemption from the registration requirements afforded by Section 3(a)(9) of the Securities Act of 1933, as amended.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coeur d’Alene Mines Corporation
Date: June 9, 2009	By:	/s/ Mitchell J. Krebs
		Name:	Mitchell J. Krebs
		Title:	Chief Financial Officer

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